UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:  March 10, 2016

Athena Silver Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0775276
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

c/o Brian Power; 2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

_______________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 10, 2016, Athena Silver Corporation through its wholly owned subsidiary Athena Minerals, Inc. (the “Company”) executed and delivered new Lease/Purchase Option covering its flagship Langtry Silver Project located in the Calico Mining District, San Bernardino County, California.  The new Lease/Option supercedes all prior agreements.  The following is a summary of the highlights of the new Lease/Option, which is qualified in its entirety by the provisions of the Lease/Option which is filed herewith as Exhibit 10.1:

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The Lease/Option has a term of 20 years, and grants an exclusive right to explore,  develop and purchase the Langtry property.  Rent payments under the Lease are a nominal $1 per year, payable in advance.

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Option payments are:  $40,000 year 1; the greater of $40,000 or spot price of 2,500 ounces of silver years 2 through 5; the greater of $50,000 or the spot price of 2,500 ounces of silver years 6 through 10; the greater of $75,000 or the spot price of 3,750 ounces of silver years 11 through 15; and the greater of $100,000 or the spot price of 5,000 ounces of silver years 16 through 20. 50% of all option payments are credited against the purchase price should the Company exercise the purchase option. In 2016, the option payment is due $20,000 on March 15 and $20,000 on September 15.   In subsequent years, the option payment is due March 15.

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During the lease term, and provided the purchase option has not been exercised, the lessor is entitled to receive a 2% NSR on silver production and a 3% to 5% royalty on other mineral production and certain other revenue streams;

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After exercise of the purchase option, the lessor will not receive royalties on silver or other precious metals production but will receive a 5% royalty on barite production and other revenue streams.

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Deferred rent of $130,000 under the prior lease shall be payable upon exercise of the purchase option or upon Athena entering into a joint venture or other arrangement to develop the Langtry prospect.

ITEM 7.01

REGULATION FD DISCLOSURE

On March 15, 2016, the Company issued a press release announcing the execution of the new Lease/Option covering the Langtry property.  A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:     EXHIBITS

(c)	Exhibit

Item	Title

10.1 99.1	Lease/Purchase Option Agreement Press Release dated March 15, 2016

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: March 15, 2016	By: _/s/ John C. Power John C. Power Chief Executive Officer/Director

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